                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 15, 2000


                                IFX Corporation
                                ---------------
            (Exact name of Registrant as Specified in Its Charter)


         Delaware                        0-15187                36-3399452
         --------                        -------                ----------
(State or Other Jurisdiction of   (Commission file number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                IFX Corporation
                          707 Skokie Blvd., 5th Floor
                          Northbrook, Illinois 60062
                          --------------------------
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                                (847) 412-9411
                                --------------
             (Registrant's Telephone Number, Including Area Code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On June 15, 2000, Registrant secured a commitment for $25 million in funding ($14.9 million payable on June 15, 2000 and $10.1 million payable on the subsequent closing date) from UBS Capital Americas III, L.P. and UBS Capital LLC (collectively, the "Purchasers"), to be used for working capital purposes. Pursuant to the Stock Purchase Agreement dated as of June 15, 2000, by and among Registrant and the Purchasers (the "Stock Purchase Agreement"), the Purchasers purchased 1,210,398 shares of IFX Class I Series A Preferred Stock.
Furthermore, UBS Capital Americas III, L.P. and UBS Capital LLC shall collectively purchase up to an additional 820,471 shares of IFX Class II Series A Preferred Stock (for an aggregate purchase price of $10.1 million) on the subsequent closing date of the Stock Purchase Agreement.

The number of members of the Board of Directors of Registrant was increased from six to seven. Under the terms of the Certificate of Designation, the Purchasers are entitled to elect one director to the Board of Directors of Registrant. Under a Stockholders Agreement entered into as of June 15, 2000 among the Purchasers, Lee S. Casty, Joel Eidelstein, Michael Shalom and International Technology Investments, L.C. ("ITI"), the parties thereto who hold Registrant Common Stock have agreed to vote for the election of an additional director designated by the Purchasers, a director designated by Mr. Casty, a director designated by ITI, a director jointly designated by ITI and Mr. Casty, and two independent directors reasonably acceptable to the Purchasers. The Stockholders Agreement replaces a terminated agreement among Messrs. Casty, Shalom and ITI regarding voting for directors.

Tutopia.com, Inc. ("Tutopia"), an indirect subsidiary of Registrant, obtained a $15 million commitment for the purchase of Tutopia Series A Convertible Preferred Stock from Purchasers. Subject to certain conditions the purchase is expected to close at approximately the same time as the purchase by the Purchasers of Registrant's Class II Series A Preferred Stock. Latin Guide, Inc., a wholly-owned subsidiary of IFX Corp., is the majority shareholder of Tutopia. The purchase of the Tutopia Series A Convertible Preferred Stock may result in a change of control of Tutopia.

Lee Casty, who owns more than 10% of the Common Stock of the Registrant, has agreed to purchase up to $5 million of Tutopia Series A Convertible Preferred Stock on the same terms and conditions as the sale to the Purchasers.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------
     3(i)           Restated Certificate of Incorporation of the Registrant
     3(ii)          By-laws, effective June 15, 2000
     4.1            Certificate of Designation, Powers, Preferences and Rights
                    of Series A Convertible Preferred Stock of the Registrant
     4.2            Registration Rights Agreement dated as of June 15, 2000
                    among the Registrant, UBS Capital Americas III, L.P., UBS
                    Capital LLC, International Technology Investments, LC and
                    Lee S. Casty

     10.1  Stockholders Agreement dated as of June 15, 2000 among Registrant,
           UBS Capital Americas III, L.P., UBS Capital LLC, International
           Technology Investments, LC, Joel Eidelstein, Michael Shalom and Lee
           S. Casty
     10.2  Stock Purchase Agreement dated as of June 15, 2000 among the
           Registrant, UBS Capital Americas III, L.P. and UBS Capital LLC
     10.3 Form of Non-Qualified Stock Option Agreement between the Registrant and employee with attached schedule describing actual option grants
     10.4  Employment Agreement dated as of January 1, 2000 between Joel
           Eidelstein and the Registrant
     10.5  Stock Option Agreement dated as of November 10, 1998, between Joel
           Eidelstein and the Registrant
     10.6  Employment Agreement dated as of January 1, 2000 between Michael
           Shalom and the Registrant
     10.7  Amendment to Employment Agreement dated as of April 1, 2000 between
           Zalman Lekach and the Registrant
     10.8  Stock Option Agreement dated as of January 1, 2000, between Zalman
           Lekach and the Registrant
     10.9 Employment Agreement dated as of June 26, 1999 between Jose Leiman and the Registrant
     10.10 Amended and Restated Stock Purchase Agreement dated as of June 12,
           2000, between Registrant and Lee S. Casty
     10.11 Form of Directors Stock Option Agreement with attached schedule describing actual option grants
     99.1  Press release dated June 16, 2000
     99.2  Press release dated June 16, 2000


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                IFX Corporation



                By:   /s/ Joel Eidelstein
                   ------------------------
                   Joel Eidelstein,
                   President

Date: July 5, 2000


                 IFX CORPORATION

                 EXHIBIT INDEX



Exhibit Number      Description of Exhibit
--------------      ----------------------
     3(i)           Restated Certificate of Incorporation of the Registrant
     3(ii)          By-laws, effective June 15, 2000
     4.1            Certificate of Designation, Powers, Preferences and Rights
                    of Series A Convertible Preferred Stock of the Registrant
     4.2            Registration Rights Agreement dated as of June 15, 2000
                    among the Registrant, UBS Capital Americas III, L.P., UBS
                    Capital LLC, International Technology Investments, LC and
                    Lee S. Casty
     10.1           Stockholders Agreement dated as of June 15, 2000 among
                    Registrant, UBS Capital Americas III, L.P., UBS Capital LLC,
                    International Technology Investments, LC, Joel Eidelstein,
                    Michael Shalom and Lee S. Casty
     10.2           Stock Purchase Agreement dated as of June 15, 2000 among the
                    Registrant, UBS Capital Americas III, L.P. and UBS Capital
                    LLC
     10.3           Form of Non-Qualified Stock Option Agreement between the
                    Registrant and employee with attached schedule describing
                    actual option grants
     10.4           Employment Agreement dated as of January 1, 2000 between
                    Joel Eidelstein and the Registrant
     10.5           Stock Option Agreement dated as of November 10, 1998,
                    between Joel Eidelstein and the Registrant
     10.6           Employment Agreement dated as of January 1, 2000 between
                    Michael Shalom and the Registrant
     10.7           Amendment to Employment Agreement dated as of April 1, 2000 between Zalman Lekach and the Registrant
     10.8           Stock Option Agreement dated as of January 1, 2000, between
                    Zalman Lekach and the Registrant
     10.9           Employment Agreement dated as of June 26, 1999 between Jose
                    Leiman and the Registrant
     10.10          Amended and Restated Stock Purchase Agreement dated as of
                    June 12, 2000, between Registrant and Lee S. Casty
     10.11          Form of Directors Stock Option Agreement with attached
                    schedule describing actual option grants
     99.1           Press release dated June 16, 2000
     99.2           Press release dated June 16, 2000